SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2005

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-117349	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated August 5, 2005, in connection with the Registrant’s issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2005-CB4, C-BASS Mortgage Loan Asset-Backed Certificates (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005, among the Registrant, Credit-Based Asset Servicing and Securitization LLC (the “Seller”), Litton Loan Servicing LP (the “Servicer”) and JPMorgan Chase Bank, National Association (the “Trustee”). The Certificates designated as the Series 2005-CB4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a segregated pool (the “Mortgage Pool”) of one- to four-family, fixed-rate and adjustable-rate, FHA uninsured, VA guaranteed and conventional mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-CB4, C-BASS Mortgage Loan Asset-Backed Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-CB4, C-BASS Mortgage Loan Asset- Backed Certificates

P

EXHIBIT 99.1

[FILED BY PAPER]